UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Warrant Agreement

On February 23, 2017, the Preferred Apartment Communities, Inc. (the “Company”) entered into a warrant agreement (the "Warrant Agreement") with Computershare Trust Company, N.A. (the “Warrant Agent”), as agent for the Company in respect of the Warrants (as defined below), which governs the Warrants to be issued in a public offering by the Company (the "Offering") pursuant to the Registration Statement (as defined below) of up to a maximum of 1,500,000 shares of the Company’s Series A Redeemable Preferred Stock, par value $0.01 per share, and warrants (the "Warrants"), to purchase a up to a maximum of 30,000,000 shares of the Company’s common stock, par value $0.01 per share ("Common Stock"). The Offering is being made pursuant to a final prospectus, dated February 14, 2017, which forms a part of the Company’s registration statement on Form S-3 (File No. 333-211924) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on February 14, 2017.

The Warrants will be issued either in certificated form or by "book-entry" form, in either case to the Depository Trust Company, and evidenced by one or more global warrants, a form of which is attached as an exhibit to the Warrant Agreement. Those investors who will own beneficial interests in a global warrant will do so through participants in DTC’s system, and the rights of these indirect owners will be governed solely by the Warrant Agreement and the applicable procedures of DTC and its participants. The Warrants may be exercised by delivering to the Warrant Agent, through a broker who is a DTC participant, prior to the expiration of such Warrants, a duly signed exercise notice and payment of the exercise price for the shares of the Common Stock for which such Warrants are being exercised.

Holders of Warrants may exercise the Warrants at any time beginning one year from the date of issuance up to 5:00 p.m., New York City time, on the date that is four years after the date of issuance. The Warrants are exercisable, at the option of each holder, in whole, but not in part, by delivering to the Warrant Agent a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise (except in the case of a cashless exercise in the circumstances discussed below). Each Warrant is exercisable for 20 shares of Common Stock (subject to adjustment, as discussed below). The holder of Warrants does not have the right to exercise any portion of the Warrant if the holder (together with its affiliates and any other person acting as a group together with such holder or any of its affiliates) would beneficially own in excess of 9.8% in value of the shares of the Company’s capital stock outstanding, or 9.8% (in value or number of shares, whichever is more restrictive) of the number of shares of Common Stock outstanding, in each case, immediately after giving effect to such exercise.

If, on the date of exercise of any Warrant, a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the Warrant is not effective and an exemption from registration (other than Section 3(a)(9) of the Securities Act of 1933) is not available for the issuance of the shares of Common Stock issuable upon exercise of the Warrant, the holder may only exercise its Warrant on a cashless basis. When exercised on a cashless basis, a portion of the Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of Common Stock purchasable upon such exercise. Any Warrant that is outstanding on the termination date of the Warrant shall be automatically terminated.

The exercise price of the Common Stock purchasable upon exercise of the Warrants equals a 20% premium to the current market price per share of our Common Stock on the date of issuance of such Warrant, subject to a minimum exercise price of $19.50 per share. The current market price will be determined using the closing price of the Common Stock on the trading day immediately preceding the issuance of such Warrant. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

Subject to applicable law, the Warrants may be transferred at the option of the holder upon surrender of the Warrants with the appropriate instruments of transfer.

The Common Stock is listed on New York Stock Exchange ("NYSE"). The Warrants are not listed on NYSE or any other securities exchange or trading system, nor does the Company plan on making an application to list the Warrants on NYSE or any other securities exchange or trading system.

Except by virtue of such holder’s ownership of shares of Common Stock, the holders of the Warrants will not have the rights or privileges of holders of Common Stock, including any voting rights, until they exercise their Warrants.

No fractional shares of Common Stock will be issued upon the exercise of the Warrants. Rather, the Company shall, at its election, either pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the exercise price or round up the number of shares of Common Stock to be issued to the nearest whole number.

The Warrant Agreement contains customary representations, warranties, and agreements by the Company, customary conditions, other obligations of the parties and indemnification obligations of the Company.

A summary of the material terms of each of the Warrant Agreement has been included to provide investors and security holders with information regarding their respective terms. Neither such summaries nor the agreements themselves are intended to provide any other factual information about the Company. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

A copy of the Warrant Agreement is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.  The foregoing summary description of the material terms of the Warrant and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to the Registration Statement and such documents, including the Warrant Agreement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

4.1	Warrant Agreement, dated February 23, 2017 between Preferred Apartment Communities, Inc. and Computershare Trust Company, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: February 24, 2017	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Secretary